Financial Supplement

Third Quarter 2021

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets	8

Average Annualized Yields and Rates	9

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change								2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21			3Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,659	$1,609	$1,659	$1,707	$1,791	$50		3%	($132)		(7%)	$4,927	$5,198	($271)		(5%)
Noninterest expense	1,011	991	1,018	1,012	988	20		2	23		2	3,020	2,979	41		1
Profit before provision for credit losses	648	618	641	695	803	30		5	(155)		(19)	1,907	2,219	(312)		(14)
Provision for credit losses	(33)	(213)	(140)	124	428	180		85	(461)		NM	(386)	1,492	(1,878)		NM
NET INCOME	530	648	611	456	314	(118)		(18)	216		69	1,789	601	1,188		198
Net income, Underlying[1]	546	656	626	480	338	(110)		(17)	208		62	1,828	660	1,168		177
Net income available to common stockholders	504	616	588	424	289	(112)		(18)	215		74	1,708	526	1,182		225
Net income available to common stockholders, Underlying[1]	520	624	603	448	313	(104)		(17)	207		66	1,747	585	1,162		199
PER COMMON SHARE DATA
Basic earnings	$1.18	$1.45	$1.38	$0.99	$0.68	($0.27)		(19%)	$0.50		74%	$4.01	$1.23	$2.78		226%
Diluted earnings	1.18	1.44	1.37	0.99	0.68	(0.26)		(18)	0.50		74	3.99	1.23	2.76		224
Basic earnings, Underlying[1]	1.22	1.47	1.41	1.05	0.73	(0.25)		(17)	0.49		67	4.10	1.37	2.73		199
Diluted earnings, Underlying[1]	1.22	1.46	1.41	1.04	0.73	(0.24)		(16)	0.49		67	4.09	1.37	2.72		199
Cash dividends declared and paid per common share	0.39	0.39	0.39	0.39	0.39	—		—	—		—	1.17	1.17	—		—
Book value per common share	50.23	49.72	48.57	48.47	48.01	0.51		1	2.22		5	50.23	48.01	2.22		5
Tangible book value per common share	34.44	33.95	32.79	32.72	32.24	0.49		1	2.20		7	34.44	32.24	2.20		7
Dividend payout ratio	33%	27%	28%	39%	58%	615	bps		(2,457)	bps		29%	95%	(6,575)	bps
Dividend payout ratio, Underlying[1]	32	27	28	37	53	500	bps		(2,130)	bps		29	85	(5,648)	bps
COMMON SHARES OUTSTANDING
Average: Basic	426,086,717	425,948,706	425,953,716	427,074,822	426,846,096	138,011		—%	(759,379)		—%	425,996,867	427,058,412	(1,061,545)		—%
Diluted	427,840,964	427,561,572	427,880,530	428,881,252	427,992,349	279,392		—	(151,385)		—	427,679,885	428,142,358	(462,473)		—
Common shares at period-end	426,199,576	426,083,143	425,930,159	427,209,831	427,073,084	116,433		—	(873,508)		—	426,199,576	427,073,084	(873,508)		—
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change								2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21			3Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.72%	2.71%	2.75%	2.75%	2.82%	1	bps		(10)	bps		2.73%	2.93%	(20)	bps
Net interest margin, FTE[1]	2.72	2.72	2.76	2.75	2.83	—	bps		(11)	bps		2.73	2.93	(20)	bps
Return on average common equity	9.39	11.85	11.57	8.20	5.60	(246)	bps		379	bps		10.91	3.45	746	bps
Return on average common equity, Underlying[2]	9.70	12.02	11.85	8.66	6.05	(232)	bps		365	bps		11.17	3.83	734	bps
Return on average tangible common equity	13.71	17.50	17.17	12.20	8.33	(379)	bps		538	bps		16.08	5.15	1,093	bps
Return on average tangible common equity, Underlying[2]	14.17	17.74	17.59	12.89	9.00	(357)	bps		517	bps		16.46	5.71	1,075	bps
Return on average total assets	1.13	1.41	1.36	1.00	0.70	(28)	bps		43	bps		1.30	0.46	84	bps
Return on average total assets, Underlying[2]	1.16	1.43	1.39	1.05	0.76	(27)	bps		40	bps		1.33	0.50	83	bps
Return on average total tangible assets	1.17	1.46	1.41	1.04	0.73	(29)	bps		44	bps		1.35	0.48	87	bps
Return on average total tangible assets, Underlying[2]	1.21	1.48	1.44	1.10	0.79	(27)	bps		42	bps		1.38	0.52	86	bps
Effective income tax rate	22.35	21.96	21.76	20.16	16.10	39	bps		625	bps		22.01	17.27	474	bps
Effective income tax rate, Underlying[2]	22.45	22.01	21.85	21.70	16.79	44	bps		566	bps		22.09	18.57	352	bps
Efficiency ratio	60.92	61.63	61.35	59.28	55.18	(71)	bps		574	bps		61.30	57.31	399	bps
Efficiency ratio, Underlying[2]	59.55	60.92	60.19	56.83	53.44	(137)	bps		611	bps		60.21	55.72	449	bps
Noninterest income as a % of total revenue	31%	30%	33%	34%	37%	100	bps		(600)	bps		31%	33%	(200)	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.3%	10.3%	10.1%	10.0%	9.8%
Tier 1 capital ratio	11.6	11.6	11.4	11.3	11.2
Total capital ratio	13.4	13.5	13.4	13.4	13.3
Tier 1 leverage ratio	9.7	9.7	9.5	9.4	9.5
Tangible common equity ratio	8.1	8.1	7.7	7.9	8.0
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	81.01%	81.38%	80.74%	83.64%	86.81%	(37)	bps		(580)	bps		81.01%	86.81%	(580)	bps
Loan-to-deposit ratio (average balances)	80.75	82.14	83.77	84.99	88.36	(139)	bps		(761)	bps		82.19	91.47	(928)	bps
Full-time equivalent colleagues	17,366	17,472	17,405	17,584	17,930	(106)		(1)	(564)		(3)	17,366	17,930	(564)		(3)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change						2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20		2021	2020	2020
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,078	$1,058	$1,061	$1,105	$1,120	$20	2%	($42)	(4%)	$3,197	$3,614	($417)	(12%)
Interest and fees on loans held for sale	21	24	18	19	21	(3)	(13)	—	—	63	56	7	13
Interest and fees on other loans held for sale	1	2	6	1	16	(1)	(50)	(15)	(94)	9	32	(23)	(72)
Investment securities	116	124	128	121	121	(8)	(6)	(5)	(4)	368	398	(30)	(8)
Interest-bearing deposits in banks	6	3	3	3	2	3	100	4	200	12	8	4	50
Total interest income	1,222	1,211	1,216	1,249	1,280	11	1	(58)	(5)	3,649	4,108	(459)	(11)
INTEREST EXPENSE
Deposits	35	42	50	69	89	(7)	(17)	(54)	(61)	127	440	(313)	(71)
Short-term borrowed funds	—	—	—	1	—	—	—	—	—	—	1	(1)	(100)
Long-term borrowed funds	42	45	49	50	54	(3)	(7)	(12)	(22)	136	210	(74)	(35)
Total interest expense	77	87	99	120	143	(10)	(11)	(66)	(46)	263	651	(388)	(60)
Net interest income	1,145	1,124	1,117	1,129	1,137	21	2	8	1	3,386	3,457	(71)	(2)
NONINTEREST INCOME
Mortgage banking fees	108	85	165	193	287	23	27	(179)	(62)	358	722	(364)	(50)
Service charges and fees	110	100	99	104	97	10	10	13	13	309	299	10	3
Capital markets fees	72	91	81	88	58	(19)	(21)	14	24	244	162	82	51
Card fees	66	64	55	56	57	2	3	9	16	185	161	24	15
Trust and investment services fees	61	60	58	52	53	1	2	8	15	179	151	28	19
Letter of credit and loan fees	39	38	38	38	37	1	3	2	5	115	102	13	13
Foreign exchange and interest rate products	29	28	28	35	27	1	4	2	7	85	85	—	—
Securities gains, net	3	3	3	—	1	—	—	2	200	9	4	5	125
Other income	26	16	15	12	37	10	63	(11)	(30)	57	55	2	4
Total noninterest income	514	485	542	578	654	29	6	(140)	(21)	1,541	1,741	(200)	(11)
TOTAL REVENUE	1,659	1,609	1,659	1,707	1,791	50	3	(132)	(7)	4,927	5,198	(271)	(5)
Provision for credit losses	(33)	(213)	(140)	124	428	180	85	(461)	NM	(386)	1,492	(1,878)	NM
NONINTEREST EXPENSE
Salaries and employee benefits	509	524	548	537	524	(15)	(3)	(15)	(3)	1,581	1,586	(5)	—
Equipment and software	157	155	152	141	149	2	1	8	5	464	424	40	9
Outside services	144	137	139	148	139	7	5	5	4	420	405	15	4
Occupancy	77	82	88	84	81	(5)	(6)	(4)	(5)	247	247	—	—
Other operating expense	124	93	91	102	95	31	33	29	31	308	317	(9)	(3)
Total noninterest expense	1,011	991	1,018	1,012	988	20	2	23	2	3,020	2,979	41	1
Income before income tax expense	681	831	781	571	375	(150)	(18)	306	82	2,293	727	1,566	215
Income tax expense	151	183	170	115	61	(32)	(17)	90	148	504	126	378	NM
Net income	$530	$648	$611	$456	$314	($118)	(18%)	$216	69%	$1,789	$601	$1,188	198%
Net income, Underlying[1]	$546	$656	$626	$480	$338	($110)	(17%)	$208	62%	$1,828	$660	$1,168	177%
Net income available to common stockholders	$504	$616	$588	$424	$289	($112)	(18%)	$215	74%	$1,708	$526	$1,182	225%
Net income available to common stockholders, Underlying[1]	$520	$624	$603	$448	$313	($104)	(17%)	$207	66%	$1,747	$585	$1,162	199%

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2021 CHANGE
	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2021		September 30, 2020
						$	%	$	%
ASSETS
Cash and due from banks	$1,145	$1,035	$1,117	$1,037	$904	$110	11%	$241	27%
Interest-bearing cash and due from banks	12,571	11,606	13,543	11,696	8,312	965	8	4,259	51
Interest-bearing deposits in banks	289	401	308	306	328	(112)	(28)	(39)	(12)
Debt securities available for sale, at fair value	24,911	24,583	24,467	22,942	22,884	328	1	2,027	9
Debt securities held to maturity	2,492	2,711	2,995	3,235	2,578	(219)	(8)	(86)	(3)
Loans held for sale, at fair value	3,177	3,616	4,304	3,564	3,587	(439)	(12)	(410)	(11)
Other loans held for sale	93	82	75	439	127	11	13	(34)	(27)
Loans and leases	123,318	122,581	122,195	123,090	124,071	737	1	(753)	(1)
Less: Allowance for loan and lease losses	(1,855)	(1,947)	(2,194)	(2,443)	(2,542)	92	(5)	687	(27)
Net loans and leases	121,463	120,634	120,001	120,647	121,529	829	1	(66)	—
Derivative assets	1,769	1,655	1,298	1,915	2,030	114	7	(261)	(13)
Premises and equipment	732	735	743	759	747	(3)	—	(15)	(2)
Bank-owned life insurance	2,428	2,268	2,135	1,756	1,751	160	7	677	39
Goodwill	7,065	7,050	7,050	7,050	7,050	15	—	15	—
Other assets	8,872	8,728	9,181	8,003	7,401	144	2	1,471	20
TOTAL ASSETS	$187,007	$185,104	$187,217	$183,349	$179,228	$1,903	1%	$7,779	4%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$48,184	$47,480	$46,067	$43,831	$41,249	$704	1%	$6,935	17%
Interest-bearing	104,037	103,156	105,282	103,333	101,672	881	1	2,365	2
Total deposits	152,221	150,636	151,349	147,164	142,921	1,585	1	9,300	7
Short-term borrowed funds	8	62	70	243	252	(54)	(87)	(244)	(97)
Derivative liabilities	187	144	111	128	100	43	30	87	87
Deferred taxes, net	689	720	593	629	638	(31)	(4)	51	8
Long-term borrowed funds:
FHLB advances	20	18	19	19	19	2	11	1	5
Senior debt	5,345	5,357	6,714	6,740	7,504	(12)	—	(2,159)	(29)
Subordinated debt and other debt	1,582	1,582	1,583	1,587	1,586	—	—	(4)	—
Total long-term borrowed funds	6,947	6,957	8,316	8,346	9,109	(10)	—	(2,162)	(24)
Other liabilities	3,532	3,386	4,125	4,166	3,739	146	4	(207)	(6)
TOTAL LIABILITIES	163,584	161,905	164,564	160,676	156,759	1,679	1	6,825	4
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	1,965	1,965	1,965	—	—	49	2
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,981	18,964	18,945	18,940	18,922	17	—	59	—
Retained earnings	7,648	7,314	6,866	6,445	6,189	334	5	1,459	24
Treasury stock, at cost	(4,718)	(4,718)	(4,718)	(4,623)	(4,623)	—	—	(95)	(2)
Accumulated other comprehensive income (loss)	(508)	(381)	(411)	(60)	10	(127)	(33)	(518)	NM
TOTAL STOCKHOLDERS' EQUITY	23,423	23,199	22,653	22,673	22,469	224	1	954	4
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$187,007	$185,104	$187,217	$183,349	$179,228	$1,903	1%	$7,779	4%
Memo: Total tangible common equity	$14,677	$14,466	$13,964	$13,979	$13,771	$211	1%	$906	7%

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2021 CHANGE
	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2021		September 30, 2020
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$41,854	$42,842	$44,058	$44,173	$45,185	($988)	(2%)	($3,331)	(7%)
Commercial real estate	14,508	14,412	14,553	14,652	14,889	96	1	(381)	(3)
Leases	1,593	1,829	1,802	1,968	2,288	(236)	(13)	(695)	(30)
Total commercial	57,955	59,083	60,413	60,793	62,362	(1,128)	(2)	(4,407)	(7)
Residential mortgages	21,513	20,538	19,202	19,539	19,633	975	5	1,880	10
Home equity	11,889	11,841	11,854	12,149	12,322	48	—	(433)	(4)
Automobile	13,492	12,780	12,344	12,153	12,035	712	6	1,457	12
Education	13,000	12,800	12,691	12,308	11,631	200	2	1,369	12
Other retail	5,469	5,539	5,691	6,148	6,088	(70)	(1)	(619)	(10)
Total retail	65,363	63,498	61,782	62,297	61,709	1,865	3	3,654	6
Total loans and leases	$123,318	$122,581	$122,195	$123,090	$124,071	$737	1%	($753)	(1%)
Loans held for sale, at fair value	3,177	3,616	4,304	3,564	3,587	(439)	(12)	(410)	(11)
Other loans held for sale	93	82	75	439	127	11	13	(34)	(27)
Loans and leases and loans held for sale	$126,588	$126,279	$126,574	$127,093	$127,785	$309	—%	($1,197)	(1%)

DEPOSITS
Demand	$48,184	$47,480	$46,067	$43,831	$41,249	$704	1%	$6,935	17%
Checking with interest	27,985	28,074	26,883	27,204	27,141	(89)	—	844	3
Regular savings	21,166	20,382	19,634	18,044	17,237	784	4	3,929	23
Money market accounts	48,935	48,150	51,074	48,569	46,400	785	2	2,535	5
Term deposits	5,951	6,550	7,691	9,516	10,894	(599)	(9)	(4,943)	(45)
Total deposits	$152,221	$150,636	$151,349	$147,164	$142,921	$1,585	1%	$9,300	7%

AVERAGE BALANCE SHEETS
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change						2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20		2021	2020	2020
						$	%	$	%			$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$13,749	$11,259	$10,861	$11,303	$6,250	$2,490	22%	$7,499	120	$11,967	$4,453	$7,514	169%
Taxable investment securities	27,466	27,597	27,031	25,471	24,654	(131)	—	2,812	11	27,366	25,056	2,310	9
Non-taxable investment securities	2	3	3	3	4	(1)	(33)	(2)	(50)	3	4	(1)	(25)
Total investment securities	27,468	27,600	27,034	25,474	24,658	(132)	—	2,810	11	27,369	25,060	2,309	9
Investment securities and interest-bearing deposits	41,217	38,859	37,895	36,777	30,908	2,358	6	10,309	33	39,336	29,513	9,823	33
Commercial and industrial	42,330	44,388	44,287	44,594	46,844	(2,058)	(5)	(4,514)	(10)	43,661	46,813	(3,152)	(7)
Commercial real estate	14,656	14,473	14,675	14,745	14,644	183	1	12	—	14,601	14,354	247	2
Leases	1,695	1,792	1,915	2,176	2,373	(97)	(5)	(678)	(29)	1,800	2,427	(627)	(26)
Total commercial	58,681	60,653	60,877	61,515	63,861	(1,972)	(3)	(5,180)	(8)	60,062	63,594	(3,532)	(6)
Residential mortgages	20,834	20,242	19,388	19,543	19,427	592	3	1,407	7	20,160	19,056	1,104	6
Home equity	11,829	11,825	12,001	12,239	12,416	4	—	(587)	(5)	11,884	12,730	(846)	(7)
Automobile	13,136	12,526	12,229	12,066	12,019	610	5	1,117	9	12,634	12,063	571	5
Education	12,707	12,632	12,436	11,931	10,929	75	1	1,778	16	12,593	10,908	1,685	15
Other retail	5,454	5,612	5,916	6,167	6,260	(158)	(3)	(806)	(13)	5,659	6,556	(897)	(14)
Total retail	63,960	62,837	61,970	61,946	61,051	1,123	2	2,909	5	62,930	61,313	1,617	3
Total loans and leases	122,641	123,490	122,847	123,461	124,912	(849)	(1)	(2,271)	(2)	122,992	124,907	(1,915)	(2)
Loans held for sale, at fair value	3,299	3,751	3,254	3,185	3,295	(452)	(12)	4	—	3,435	2,635	800	30
Other loans held for sale	112	233	385	110	1,061	(121)	(52)	(949)	(89)	242	791	(549)	(69)
Total interest-earning assets	167,269	166,333	164,381	163,533	160,176	936	1	7,093	4	166,005	157,846	8,159	5
Allowance for loan and lease losses	(1,950)	(2,179)	(2,439)	(2,541)	(2,444)	229	11	494	20	(2,187)	(2,109)	(78)	(4)
Goodwill	7,055	7,050	7,050	7,050	7,050	5	—	5	—	7,052	7,049	3	—
Other noninterest-earning assets	13,734	13,252	13,577	13,019	12,893	482	4	841	7	13,521	12,106	1,415	12
TOTAL ASSETS	$186,108	$184,456	$182,569	$181,061	$177,675	$1,652	1%	$8,433	5%	$184,391	$174,892	$9,499	5%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Checking with interest	$27,965	$27,278	$26,116	$26,432	$26,638	$687	3%	$1,327	5%	$27,126	$25,857	$1,269	5%
Money market accounts	49,159	49,394	49,536	48,667	45,187	(235)	—	3,972	9	49,362	43,411	5,951	14
Regular savings	20,803	20,077	18,611	17,566	16,902	726	4	3,901	23	19,839	15,667	4,172	27
Term deposits	6,071	6,970	8,572	10,191	12,032	(899)	(13)	(5,961)	(50)	7,195	15,692	(8,497)	(54)
Total interest-bearing deposits	103,998	103,719	102,835	102,856	100,759	279	—	3,239	3	103,522	100,627	2,895	3
Short-term borrowed funds	23	69	150	232	240	(46)	(67)	(217)	(90)	80	368	(288)	(78)
FHLB advances	19	18	19	19	6	1	6	13	217	19	2,570	(2,551)	(99)
Senior debt	5,356	5,834	6,732	6,845	7,515	(478)	(8)	(2,159)	(29)	5,969	7,426	(1,457)	(20)
Subordinated debt and other debt	1,581	1,582	1,585	1,586	1,675	(1)	—	(94)	(6)	1,582	1,664	(82)	(5)
Total long-term borrowed funds	6,956	7,434	8,336	8,450	9,196	(478)	(6)	(2,240)	(24)	7,570	11,660	(4,090)	(35)
Total borrowed funds	6,979	7,503	8,486	8,682	9,436	(524)	(7)	(2,457)	(26)	7,650	12,028	(4,378)	(36)
Total interest-bearing liabilities	110,977	111,222	111,321	111,538	110,195	(245)	—	782	1	111,172	112,655	(1,483)	(1)
Total demand deposits	47,873	46,630	43,814	42,411	40,608	1,243	3	7,265	18	46,120	35,922	10,198	28
Other liabilities	3,904	3,741	4,858	4,600	4,374	163	4	(470)	(11)	4,166	4,172	(6)	—
TOTAL LIABILITIES	162,754	161,593	159,993	158,549	155,177	1,161	1	7,577	5	161,458	152,749	8,709	6
STOCKHOLDERS' EQUITY	23,354	22,863	22,576	22,512	22,498	491	2	856	4	22,933	22,143	790	4
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$186,108	$184,456	$182,569	$181,061	$177,675	$1,652	1%	$8,433	5%	$184,391	$174,892	$9,499	5%
Memo: Total loans and leases, including loans held for sale	$126,052	$127,474	$126,486	$126,756	$129,268	($1,422)	(1%)	($3,216)	(2%)	$126,669	$128,333	($1,664)	(1%)
Total deposits (interest-bearing and demand)	$151,871	$150,349	$146,649	$145,267	$141,367	$1,522	1%	$10,504	7%	$149,642	$136,549	$13,093	10%
Total average tangible common equity	$14,602	$14,111	$13,883	$13,814	$13,797	$491	3%	$805	6%	$14,201	$13,662	$539	4%

AVERAGE ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	3Q21		2Q21		1Q21		4Q20		3Q20		2021		2020
	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	0.16%	$6	0.12%	$3	0.11%	$3	0.10%	$3	0.10%	$2	0.13%	$12	0.24%	$8
Taxable investment securities	1.69	116	1.80	124	1.89	128	1.89	121	1.95	121	1.79	368	2.18	398
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—
Total investment securities	1.69	116	1.80	124	1.89	128	1.89	121	1.95	121	1.79	368	2.18	398
Investment securities and interest-bearing deposits		122		127		131		124		123		380		406
Commercial and industrial	3.36	362	3.08	345	3.12	347	3.25	370	3.20	383	3.19	1,054	3.40	1,212
Commercial real estate	2.56	96	2.58	95	2.57	94	2.58	97	2.57	96	2.57	285	3.12	341
Leases	2.72	12	2.76	12	2.69	13	2.58	14	2.65	16	2.73	37	2.74	50
Total commercial	3.14	470	2.96	452	2.98	454	3.07	481	3.03	495	3.02	1,376	3.31	1,603
Residential mortgages	3.01	157	3.04	154	3.05	148	3.08	151	3.15	153	3.03	459	3.27	467
Home equity	3.08	92	3.13	92	3.20	95	3.18	98	3.21	100	3.14	279	3.81	363
Automobile	3.83	126	4.00	125	4.14	125	4.26	129	4.23	128	3.98	376	4.30	388
Education	4.19	134	4.26	135	4.38	134	4.55	136	4.74	130	4.28	403	5.19	424
Other retail	7.15	99	7.13	100	7.25	105	7.10	110	7.22	114	7.18	304	7.51	369
Total retail	3.78	608	3.86	606	3.96	607	4.01	624	4.08	625	3.87	1,821	4.38	2,011
Total loans and leases	3.47	1,078	3.42	1,058	3.47	1,061	3.54	1,105	3.54	1,120	3.45	3,197	3.84	3,614
Loans held for sale, at fair value	2.51	21	2.55	24	2.27	18	2.41	19	2.60	21	2.45	63	2.85	56
Other loans held for sale	3.98	1	2.99	2	6.30	6	3.14	1	6.02	16	4.88	9	5.32	32
Total interest-earning assets	2.89	1,222	2.90	1,211	2.97	1,216	3.02	1,249	3.15	1,280	2.92	3,649	3.45	4,108
INTEREST-BEARING LIABILITIES
Checking with interest	0.09	7	0.08	5	0.09	6	0.11	8	0.13	8	0.09	18	0.29	56
Money market accounts	0.14	18	0.17	21	0.18	22	0.22	27	0.28	33	0.16	61	0.51	165
Regular savings	0.09	5	0.10	5	0.11	5	0.15	7	0.24	10	0.10	15	0.37	43
Term deposits	0.43	5	0.61	11	0.83	17	1.09	27	1.25	38	0.64	33	1.49	176
Total interest-bearing deposits	0.14	35	0.16	42	0.20	50	0.27	69	0.35	89	0.16	127	0.58	440
Short-term borrowed funds	2.06	—	0.87	—	0.46	—	0.44	1	0.13	—	0.74	—	0.53	1
FHLB advances	0.88	—	0.91	—	0.92	—	0.93	—	1.42	—	0.91	—	1.53	30
Senior debt	1.84	25	1.92	28	1.91	32	1.93	33	1.84	35	1.89	85	2.25	126
Subordinated debt and other debt	4.25	17	4.24	17	4.22	17	4.35	17	4.67	19	4.24	51	4.34	54
Total long-term borrowed funds	2.38	42	2.41	45	2.35	49	2.38	50	2.35	54	2.38	136	2.39	210
Total borrowed funds	2.38	42	2.40	45	2.32	49	2.33	51	2.30	54	2.36	136	2.33	211
Total interest-bearing liabilities	0.28	77	0.31	87	0.36	99	0.43	120	0.52	143	0.32	263	0.77	651
INTEREST RATE SPREAD	2.61		2.59		2.62		2.60		2.63		2.61		2.68
NET INTEREST MARGIN AND NET INTEREST INCOME	2.72%	$1,145	2.71%	$1,124	2.75%	$1,117	2.75%	$1,129	2.82%	$1,137	2.73%	$3,386	2.93%	$3,457
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]	2.72%	$1,147	2.72%	$1,126	2.76%	$1,120	2.75%	$1,132	2.83%	$1,140	2.73%	$3,393	2.93%	$3,467
Memo: Total deposit costs	0.09%	$35	0.11%	$42	0.14%	$50	0.19%	$69	0.25%	$89	0.11%	$127	0.43%	$440
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(in millions, except ratio data)

QUARTERLY TRENDS	FOR THE NINE MONTHS ENDED SEPTEMBER 30,
3Q21 Change	2021 Change
3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	2021	2020	2020
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES[1]
Production revenue	$98	$86	$140	$193	$275	$12	14%	($177)	(64%)	$324	$682	($358)	(52%)
Mortgage servicing revenue	9	13	—	4	2	(4)	(31)	7	NM	22	28	(6)	(21)
MSR valuation changes, net of hedge impact	1	(14)	25	(4)	10	15	NM	(9)	(90)	12	12	—	—
Total mortgage banking fees	$108	$85	$165	$193	$287	$23	27%	($179)	(62%)	$358	$722	($364)	(50%)

Pull-through adjusted locks	$7,359	$8,154	$8,762	$9,262	$9,867	($795)	(10%)	($2,508)	(25%)	$24,275	$27,942	($3,667)	(13%)

Production revenue as a percentage of Pull-through adjusted locks	1.32%	1.05%	1.59%	2.09%	2.78%	27	bps	(146)	bps	1.33%	2.44%	(111)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$3,560	$3,956	$3,744	$4,096	$4,300	($396)	(10%)	($740)	(17%)	$11,260	$10,705	$555	5%
Third Party	6,749	7,443	7,398	6,762	6,811	(694)	(9)	(62)	(1)	21,590	19,012	2,578	14
Total	$10,309	$11,399	$11,142	$10,858	$11,111	($1,090)	(10%)	(802)	(7%)	$32,850	$29,717	$3,133	11%

Originated for sale	$8,457	$9,592	$9,716	$9,215	$9,096	($1,135)	(12%)	($639)	(7%)	$27,765	$24,334	$3,431	14%
Originated for investment	1,852	1,807	1,426	1,643	2,015	45	2	(163)	(8)	5,085	5,383	(298)	(6)
Total	$10,309	$11,399	$11,142	$10,858	$11,111	($1,090)	(10%)	($802)	(7%)	$32,850	$29,717	$3,133	11%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$87,350	$84,596	$81,805	$81,240	$80,700	$2,754	3%	$6,650	8%	$87,350	$80,700	$6,650	8%
Owned loans serviced	23,988	23,329	22,762	22,582	22,193	659	3	1,795	8	23,988	22,193	1,795	8
Total	$111,338	$107,925	$104,567	$103,822	$102,893	$3,413	3%	$8,445	8%	$111,338	$102,893	$8,445	8%

MSR at fair value	$978	$902	$893	$658	$606	$76	8%	$372	61%	$978	$606	$372	61%

1Beginning in the second quarter of 2021, mortgage banking fees are presented on a consolidated basis. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING						3Q21 Change								2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21			3Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$919	$897	$863	$859	$845	$22		2%	$74		9%	$2,679	$2,452	$227		9%
Noninterest income	315	283	351	375	495	32		11	(180)		(36)	949	1,280	(331)		(26)
Total revenue	1,234	1,180	1,214	1,234	1,340	54		5	(106)		(8)	3,628	3,732	(104)		(3)
Noninterest expense	749	751	750	749	742	(2)		—	7		1	2,250	2,215	35		2
Profit before provision for credit losses	485	429	464	485	598	56		13	(113)		(19)	1,378	1,517	(139)		(9)
Net charge-offs	35	45	59	56	55	(10)		(22)	(20)		(36)	139	232	(93)		(40)
Income before income tax expense	450	384	405	429	543	66		17	(93)		(17)	1,239	1,285	(46)		(4)
Income tax expense	114	98	103	107	136	16		16	(22)		(16)	315	322	(7)		(2)
Net income	$336	$286	$302	$322	$407	$50		17%	($71)		(17%)	$924	$963	($39)		(4%)
AVERAGE BALANCES
Total assets	$75,070	$75,600	$75,283	$74,392	$73,605	($530)		(1%)	$1,465		2%	$75,317	$71,227	$4,090		6%
Total loans and leases[1]	70,984	71,389	70,188	69,650	69,719	(405)		(1)	1,265		2	70,857	67,763	3,094		5
Deposits	100,968	100,933	97,180	95,007	94,212	35		—	6,756		7	99,708	90,377	9,331		10
Interest-earning assets	71,879	72,308	71,135	70,529	69,925	(429)		(1)	1,954		3	71,777	67,866	3,911		6
KEY METRICS
Net interest margin	5.07%	4.97%	4.93%	4.85%	4.81%	10	bps		26	bps		4.99%	4.83%	16	bps
Efficiency ratio	60.73	63.62	61.79	60.75	55.35	(289)	bps		538	bps		62.02	59.34	268	bps
Loan-to-deposit ratio (period-end balances)	68.15	67.72	66.44	69.38	70.61	43	bps		(246)	bps		68.15	70.61	(246)	bps
Loan-to-deposit ratio (average balances)	67.25	67.21	68.99	70.12	69.88	4	bps		(263)	bps		67.79	71.77	(398)	bps
Return on average total tangible assets	1.78	1.52	1.63	1.72	2.21	26	bps		(43)	bps		1.64	1.81	(17)	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q21 Change								2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21			3Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$428	$419	$421	$438	$421	$9		2%	$7		2%	$1,268	$1,205	$63		5%
Noninterest income	168	178	170	182	144	(10)		(6)	24		17	516	413	103		25
Total revenue	596	597	591	620	565	(1)		—	31		5	1,784	1,618	166		10
Noninterest expense	226	226	227	216	210	—		—	16		8	679	644	35		5
Profit before provision for credit losses	370	371	364	404	355	(1)		—	15		4	1,105	974	131		13
Net charge-offs	15	34	101	124	161	(19)		(56)	(146)		(91)	150	274	(124)		(45)
Income before income tax expense	355	337	263	280	194	18		5	161		83	955	700	255		36
Income tax expense	81	72	52	59	41	9		13	40		98	205	147	58		39
Net income	$274	$265	$211	$221	$153	$9		3%	$121		79%	$750	$553	$197		36%
AVERAGE BALANCES
Total assets	$56,702	$57,527	$57,738	$58,212	$60,889	($825)		(1%)	($4,187)		(7%)	$57,318	$61,722	($4,404)		(7%)
Total loans and leases[1]	53,815	54,758	54,813	55,407	57,796	(943)		(2)	(3,981)		(7)	54,459	58,784	(4,325)		(7)
Deposits	45,465	44,049	43,974	44,920	41,393	1,416		3	4,072		10	44,501	38,905	5,596		14
Interest-earning assets	54,177	55,143	55,175	55,752	58,177	(966)		(2)	(4,000)		(7)	54,828	59,201	(4,373)		(7)
KEY METRICS
Net interest margin	3.14%	3.05%	3.09%	3.12%	2.88%	9	bps		26	bps		3.09%	2.72%	37	bps
Efficiency ratio	38.02	37.86	38.33	34.94	37.03	16	bps		99	bps		38.07	39.77	(170)	bps
Loan-to-deposit ratio (period-end balances)	116.54	118.72	120.66	121.09	129.43	(218)	bps		(1,289)	bps		116.54	129.43	(1,289)	bps
Loan-to-deposit ratio (average balances)	117.65	123.32	123.53	122.75	138.48	(567)	bps		(2,083)	bps		121.44	149.74	(2,830)	bps
Return on average total tangible assets	1.92	1.85	1.48	1.51	1.01	7	bps		91	bps		1.75	1.20	55	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1]						3Q21 Change						2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20		2021	2020	2020
						$	%	$	%			$	%
Net interest income	($202)	($192)	($167)	($168)	($129)	($10)	(5%)	($73)	(57%)	($561)	($200)	($361)	(181%)
Noninterest income	31	24	21	21	15	7	29	16	107	76	48	28	58
Total revenue	(171)	(168)	(146)	(147)	(114)	(3)	(2)	(57)	(50)	(485)	(152)	(333)	(219)
Noninterest expense	36	14	41	47	36	22	157	—	—	91	120	(29)	(24)
Loss before provision for credit losses	(207)	(182)	(187)	(194)	(150)	(25)	(14)	(57)	(38)	(576)	(272)	(304)	(112)
Provision for credit losses	(83)	(292)	(300)	(56)	212	209	72	(295)	NM	(675)	986	(1,661)	NM
(Loss) income before income tax (benefit) expense	(124)	110	113	(138)	(362)	(234)	NM	238	66	99	(1,258)	1,357	NM
Income tax (benefit) expense	(44)	13	15	(51)	(116)	(57)	NM	72	62	(16)	(343)	327	95
Net (loss) income	($80)	$97	$98	($87)	($246)	($177)	NM	$166	67	$115	($915)	$1,030	NM
AVERAGE BALANCES
Total assets	$54,336	$51,329	$49,548	$48,457	$43,181	$3,007	6%	$11,155	26%	$51,756	$41,943	$9,813	23%
Total loans and leases[2]	1,254	1,327	1,485	1,699	1,753	(73)	(6)	(499)	(28)	1,353	1,785	(432)	(24)
Deposits	5,438	5,367	5,495	5,340	5,762	71	1	(324)	(6)	5,433	7,267	(1,834)	(25)
Interest-earning assets	41,214	38,882	38,071	37,252	32,074	2,332	6	9,140	28	39,400	30,779	8,621	28
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					SEPTEMBER 30, 2021 CHANGE
	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2021			September 30, 2020
						$/bps		%	$/bps		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$170	$163	$281	$280	$435	$7		4%	($265)		(61%)
Commercial real estate	98	102	100	176	323	(4)		(4)	(225)		(70)
Leases	1	1	1	2	2	—		—	(1)		(50)
Total commercial	269	266	382	458	760	3		1	(491)		(65)
Residential mortgages[1]	164	174	237	167	131	(10)		(6)	33		25
Home equity	216	234	269	276	265	(18)		(8)	(49)		(18)
Automobile	55	62	70	72	80	(7)		(11)	(25)		(31)
Education	23	21	22	18	16	2		10	7		44
Other retail	20	22	28	28	25	(2)		(9)	(5)		(20)
Total retail	478	513	626	561	517	(35)		(7)	(39)		(8)
Nonaccrual loans and leases	747	779	1,008	1,019	1,277	(32)		(4)	(530)		(42)
Repossessed assets	21	22	18	19	27	(1)		(5)	(6)		(22)
Nonaccrual loans and leases and repossessed assets	$768	$801	$1,026	$1,038	$1,304	($33)		(4%)	($536)		(41%)
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$269	$266	$382	$458	$760	$3		1%	($491)		(65%)
Retail	499	535	644	580	544	(36)		(7)	(45)		(8)
Total nonaccrual loans and leases	$768	$801	$1,026	$1,038	$1,304	($33)		(4%)	($536)		(41%)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.50%	1.59%	1.80%	1.98%	2.05%	(9)	bps		(55)	bps
Allowance for credit losses to loans and leases	1.63	1.70	1.94	2.17	2.21	(7)			(58)
Allowance for loan and lease losses to nonaccrual loans and leases	248.33	249.83	217.74	239.72	199.04	(150)			4,929
Allowance for credit losses to nonaccrual loans and leases	268.30	266.98	235.42	262.02	214.22	132			5,408
Nonaccrual loans and leases to loans and leases	0.61	0.64	0.82	0.83	1.03	(3)			(42)
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					SEPTEMBER 30, 2021 CHANGE
	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2021		September 30, 2020
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$4	$—	$3	$20	$3	$4	100%	$1	33%
Commercial real estate	—	—	9	—	—	—	—	—	—
Leases	—	1	—	1	—	(1)	(100)	—	—
Total commercial	4	1	12	21	3	3	NM	1	33
Residential mortgages[1]	293	270	23	30	17	23	9	276	NM
Education	1	2	2	2	2	(1)	(50)	(1)	(50)
Other retail	14	7	9	9	6	7	100	8	133
Total retail	308	279	34	41	25	29	10	283	NM
Total loans and leases	$312	$280	$46	$62	$28	$32	11%	$284	NM

1 90+ days past due and accruing includes $289 million, $266 million, $20 million, $21 million, and $11 million of loans fully or partially guaranteed by the FHA, VA, and USDA for September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change						2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20		2021	2020	2020
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$12	$32	$80	$51	$81	($20)	(63%)	($69)	(85)	$124	$196	($72)	(37%)
Commercial real estate	5	—	53	70	42	5	100	(37)	(88)	58	42	16	38
Leases	—	13	1	24	48	(13)	(100)	(48)	(100)	14	54	(40)	(74)
Total commercial	17	45	134	145	171	(28)	(62)	(154)	(90)	196	292	(96)	(33)
Residential mortgages	2	1	—	2	2	1	100	—	—	3	5	(2)	(40)
Home equity	3	3	4	5	6	—	—	(3)	(50)	10	20	(10)	(50)
Automobile	14	15	25	22	22	(1)	(7)	(8)	(36)	54	92	(38)	(41)
Education	18	18	13	10	9	—	—	9	100	49	41	8	20
Other retail	33	43	51	48	47	(10)	(23)	(14)	(30)	127	161	(34)	(21)
Total retail	70	80	93	87	86	(10)	(13)	(16)	(19)	243	319	(76)	(24)
Total gross charge-offs	$87	$125	$227	$232	$257	($38)	(30%)	($170)	(66%)	$439	$611	($172)	(28%)
GROSS RECOVERIES
Commercial and industrial	$2	$4	$3	$4	$1	($2)	(50%)	$1	100%	$9	$7	$2	29%
Commercial real estate	—	—	27	1	—	—	—	—	—	27	—	27	100
Leases	1	—	—	—	—	1	100	1	100	1	—	1	100
Total commercial	3	4	30	5	1	(1)	(25)	2	200	37	7	30	NM
Residential mortgages	2	2	1	2	2	—	—	—	—	5	4	1	25
Home equity	15	13	11	11	8	2	15	7	88	39	27	12	44
Automobile	12	17	14	13	15	(5)	(29)	(3)	(20)	43	38	5	13
Education	5	5	6	4	4	—	—	1	25	16	12	4	33
Other retail	6	6	7	7	8	—	—	(2)	(25)	19	20	(1)	(5)
Total retail	40	43	39	37	37	(3)	(7)	3	8	122	101	21	21
Total gross recoveries	$43	$47	$69	$42	$38	($4)	(9%)	$5	13%	$159	$108	$51	47%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$10	$28	$77	$47	$80	($18)	(64%)	($70)	(88)	$115	$189	($74)	(39)
Commercial real estate	5	—	26	69	42	5	100	(37)	(88)	31	42	(11)	(26)
Leases	(1)	13	1	24	48	(14)	NM	(49)	NM	13	54	(41)	(76)
Total commercial	14	41	104	140	170	(27)	(66)	(156)	(92)	159	285	(126)	(44)
Residential mortgages	—	(1)	(1)	—	—	1	100	—	—	(2)	1	(3)	NM
Home equity	(12)	(10)	(7)	(6)	(2)	(2)	(20)	(10)	NM	(29)	(7)	(22)	NM
Automobile	2	(2)	11	9	7	4	NM	(5)	(71)	11	54	(43)	(80)
Education	13	13	7	6	5	—	—	8	160	33	29	4	14
Other retail	27	37	44	41	39	(10)	(27)	(12)	(31)	108	141	(33)	(23)
Total retail	30	37	54	50	49	(7)	(19)	(19)	(39)	121	218	(97)	(44)
Total net charge-offs	$44	$78	$158	$190	$219	($34)	(44%)	($175)	(80%)	$280	$503	($223)	(44%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change								2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21			3Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.09%	0.25%	0.70%	0.41%	0.68%	(16)	bps		(59)	bps		0.35%	0.54%	(19)	bps
Commercial real estate	0.12	—	0.73	1.88	1.13	12	bps		(101)	bps		0.28	0.39	(11)	bps
Leases	(0.22)	2.97	0.26	4.44	7.99	(319)	bps		(821)	bps		1.01	2.99	(198)	bps
Total commercial	0.09	0.27	0.69	0.91	1.06	(18)	bps		(97)	bps		0.35	0.60	(25)	bps
Residential mortgages	—	(0.03)	(0.01)	—	—	3	bps		—	bps		(0.01)	0.01	(2)	bps
Home equity	(0.42)	(0.33)	(0.25)	(0.19)	(0.10)	(9)	bps		(32)	bps		(0.33)	(0.08)	(25)	bps
Automobile	0.06	(0.04)	0.35	0.29	0.24	10	bps		(18)	bps		0.12	0.60	(48)	bps
Education	0.41	0.40	0.24	0.18	0.21	1	bps		20	bps		0.35	0.36	(1)	bps
Other retail	1.99	2.63	3.00	2.62	2.46	(64)	bps		(47)	bps		2.55	2.88	(33)	bps
Total retail	0.19	0.24	0.35	0.32	0.32	(5)	bps		(13)	bps		0.26	0.48	(22)	bps
Total loans and leases	0.14%	0.25%	0.52%	0.61%	0.70%	(11)	bps		(56)	bps		0.30%	0.54%	(24)	bps
Memo: Average loans
Commercial and industrial	$42,330	$44,388	$44,287	$44,594	$46,844	($2,058)		(5%)	($4,514)		(10%)	$43,661	$46,813	($3,152)		(7%)
Commercial real estate	14,656	14,473	14,675	14,745	14,644	183		1	12		—	14,601	14,354	247		2
Leases	1,695	1,792	1,915	2,176	2,373	(97)		(5)	(678)		(29)	1,800	2,427	(627)		(26)
Total commercial	58,681	60,653	60,877	61,515	63,861	(1,972)		(3)	(5,180)		(8)	60,062	63,594	(3,532)		(6)
Residential mortgages	20,834	20,242	19,388	19,543	19,427	592		3	1,407		7	20,160	19,056	1,104		6
Home equity	11,829	11,825	12,001	12,239	12,416	4		—	(587)		(5)	11,884	12,730	(846)		(7)
Automobile	13,136	12,526	12,229	12,066	12,019	610		5	1,117		9	12,634	12,063	571		5
Education	12,707	12,632	12,436	11,931	10,929	75		1	1,778		16	12,593	10,908	1,685		15
Other retail	5,454	5,612	5,916	6,167	6,260	(158)		(3)	(806)		(13)	5,659	6,556	(897)		(14)
Total retail	63,960	62,837	61,970	61,946	61,051	1,123		2	2,909		5	62,930	61,313	1,617		3
Total loans and leases	$122,641	$123,490	$122,847	$123,461	$124,912	($849)		(1%)	($2,271)		(2%)	$122,992	$124,907	($1,915)		(2%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change						2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20		2021	2020	2020
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,947	$2,194	$2,443	$2,542	$2,448	($247)	(11%)	($501)	(20%)	$2,443	$1,252	$1,191	95%
Cumulative effect of change in accounting principle:
Commercial	—	—	—	—	—	—	—	—	—	—	(176)	176	(100)
Retail	—	—	—	—	—	—	—	—	—	—	629	(629)	(100)
Total cumulative effect of change in accounting principle	—	—	—	—	—	—	—	—	—	—	453	(453)	(100)
Allowance for loan and lease losses - beginning, adjusted	1,947	2,194	2,443	2,542	2,448	(247)	(11)	(501)	(20)	2,443	1,705	738	43
Charge-offs:
Commercial	17	45	134	145	171	(28)	(62)	(154)	(90)	196	292	(96)	(33)
Retail	70	80	93	87	86	(10)	(13)	(16)	(19)	243	319	(76)	(24)
Total charge-offs	87	125	227	232	257	(38)	(30)	(170)	(66)	439	611	(172)	(28)
Recoveries:
Commercial	3	4	30	5	1	(1)	(25)	2	200	37	7	30	NM
Retail	40	43	39	37	37	(3)	(7)	3	8	122	101	21	21
Total recoveries	43	47	69	42	38	(4)	(9)	5	13	159	108	51	47
Net charge-offs	44	78	158	190	219	(34)	(44)	(175)	(80)	280	503	(223)	(44)
Provision for loan and lease losses:
Commercial	(72)	(152)	17	84	224	80	53	(296)	NM	(207)	1,076	(1,283)	NM
Retail	24	(17)	(108)	7	89	41	NM	(65)	(73)	(101)	264	(365)	NM
Total provision for loan and lease losses	(48)	(169)	(91)	91	313	121	72	(361)	NM	(308)	1,340	(1,648)	NM
Allowance for loan and lease losses - ending	$1,855	$1,947	$2,194	$2,443	$2,542	($92)	(5%)	($687)	(27%)	$1,855	$2,542	($687)	(27%)

Allowance for unfunded lending commitments - beginning	$134	$178	$227	$194	$79	($44)	(25%)	$55	70%	$227	$44	$183	NM
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	—	—	—	(2)	2	100
Provision for unfunded lending commitments	15	(44)	(49)	33	115	59	NM	(100)	(87)	(78)	152	(230)	NM
Allowance for unfunded lending commitments - ending	$149	$134	$178	$227	$194	$15	11%	($45)	(23)	$149	$194	($45)	(23)
Total allowance for credit losses - ending	$2,004	$2,081	$2,372	$2,670	$2,736	($77)	(4%)	($732)	(27%)	$2,004	$2,736	($732)	(27%)

Memo: Total allowance for credit losses by product
Commercial	$997	$1,074	$1,311	$1,419	$1,441	($77)	(7%)	($444)	(31%)	$997	$1,441	($444)	(31%)
Retail	1,007	1,007	1,061	1,251	1,295	—	—	(288)	(22)	1,007	1,295	(288)	(22)
Total allowance for credit losses	$2,004	$2,081	$2,372	$2,670	$2,736	($77)	(4%)	($732)	(27%)	$2,004	$2,736	($732)	(27%)

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						SEPTEMBER 30, 2021 CHANGE						2021 Change
	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2021		September 30, 2020		2021	2020	2020
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$15,584	$15,266	$14,867	$14,607	$14,345	$318	2%	$1,239	9%
Tier 1 capital	17,598	17,280	16,832	16,572	16,310	318	2	1,288	8
Total capital	20,295	20,111	19,879	19,602	19,427	184	1	868	4
Risk-weighted assets	151,796	148,563	147,817	146,781	146,131	3,233	2	5,665	4
Adjusted average assets[1]	180,528	178,929	176,890	175,370	171,938	1,599	1	8,590	5
CET1 capital ratio	10.3%	10.3%	10.1%	10.0%	9.8%
Tier 1 capital ratio	11.6	11.6	11.4	11.3	11.2
Total capital ratio	13.4	13.5	13.4	13.4	13.3
Tier 1 leverage ratio	9.7	9.7	9.5	9.4	9.5
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$21,409	$21,185	$20,688	$20,708	$20,504	$224	1%	$905	4%	$21,409	$20,504	$905	4%
Less: Goodwill	7,065	7,050	7,050	7,050	7,050	15	—	15	—	7,065	7,050	15	—
Less: Other intangible assets	51	52	54	58	60	(1)	(2)	(9)	(15)	51	60	(9)	(15)
Add: Deferred tax liabilities[2]	384	383	380	379	377	1	—	7	2	384	377	7	2
Total tangible common equity	$14,677	$14,466	$13,964	$13,979	$13,771	$211	1%	$906	7%	$14,677	$13,771	$906	7%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$21,326	$20,833	$20,611	$20,547	$20,534	$493	2%	$792	4%	$20,926	$20,401	$525	3%
Less: Goodwill	7,055	7,050	7,050	7,050	7,050	5	—	5	—	7,052	7,049	3	—
Less: Other intangible assets	52	53	57	60	62	(1)	(2)	(10)	(16)	54	65	(11)	(17)
Add: Deferred tax liabilities[2]	383	381	379	377	375	2	1	8	2	381	375	6	2
Total tangible common equity	$14,602	$14,111	$13,883	$13,814	$13,797	$491	3%	$805	6%	$14,201	$13,662	$539	4%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,065	$7,050	$7,050	$7,050	$7,050	$15	—%	$15	—%	$7,065	$7,050	$15	—%
Other intangible assets	51	52	54	58	60	(1)	(2)	(9)	(15)	51	60	(9)	(15)
Total intangible assets	$7,116	$7,102	$7,104	$7,108	$7,110	$14	—%	$6	—%	$7,116	$7,110	$6	—%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q21 Change						2021 Change
		3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20		2021	2020	2020
							$	%	$	%			$	%
Total revenue, Underlying:
Total revenue (GAAP)	A	$1,659	$1,609	$1,659	$1,707	$1,791	$50	3%	($132)	(7%)	$4,927	$5,198	($271)	(5%)
Less: Notable items		—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,609	$1,659	$1,707	$1,791	$50	3%	($132)	(7%)	$4,927	$5,198	($271)	(5%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$1,011	$991	$1,018	$1,012	$988	$20	2%	$23	2%	$3,020	$2,979	$41	1%
Less: Notable items		23	11	20	42	31	12	109	(8)	(26)	54	83	(29)	(35)
Noninterest expense, Underlying (non-GAAP)	D	$988	$980	$998	$970	$957	$8	1%	$31	3%	$2,966	$2,896	$70	2%
Pre-provision profit:
Total revenue (GAAP)	A	$1,659	$1,609	$1,659	$1,707	$1,791	$50	3%	($132)	(7%)	$4,927	$5,198	($271)	(5%)
Less: Noninterest expense (GAAP)	C	1,011	991	1,018	1,012	988	20	2	23	2	3,020	2,979	41	1
Pre-provision profit (GAAP)		$648	$618	$641	$695	$803	$30	5%	($155)	(19%)	$1,907	$2,219	($312)	(14%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,609	$1,659	$1,707	$1,791	$50	3%	($132)	(7%)	$4,927	$5,198	($271)	(5%)
Less: Noninterest expense, Underlying (non-GAAP)	D	988	980	998	970	957	8	1	31	3	2,966	2,896	70	2
Pre-provision profit, Underlying (non-GAAP)		$671	$629	$661	$737	$834	$42	7%	($163)	(20%)	$1,961	$2,302	($341)	(15%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$681	$831	$781	$571	$375	($150)	(18%)	$306	82%	$2,293	$727	$1,566	215%
Less: Expense before income tax benefit related to notable items		(23)	(11)	(20)	(42)	(31)	(12)	(109)	8	26	(54)	(83)	29	35
Income before income tax expense, Underlying (non-GAAP)	F	$704	$842	$801	$613	$406	($138)	(16%)	$298	73%	$2,347	$810	$1,537	190%
Income tax expense, Underlying:
Income tax expense (GAAP)	G	$151	$183	$170	$115	$61	($32)	(17%)	$90	148%	$504	$126	$378	NM
Less: Income tax benefit related to notable items		(7)	(3)	(5)	(18)	(7)	(4)	(133)	—	—	(15)	(24)	9	38
Income tax expense, Underlying (non-GAAP)	H	$158	$186	$175	$133	$68	($28)	(15%)	$90	132%	$519	$150	$369	246%
Net income, Underlying:
Net income (GAAP)	I	$530	$648	$611	$456	$314	($118)	(18%)	$216	69%	$1,789	$601	$1,188	198%
Add: Notable items, net of income tax benefit		16	8	15	24	24	8	100	(8)	(33)	39	59	(20)	(34)
Net income, Underlying (non-GAAP)	J	$546	$656	$626	$480	$338	($110)	(17%)	$208	62%	$1,828	$660	$1,168	177%
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$504	$616	$588	$424	$289	($112)	(18%)	$215	74%	$1,708	$526	$1,182	225%
Add: Notable items, net of income tax benefit		16	8	15	24	24	8	100	(8)	(33)	39	59	(20)	(34)
Net income available to common stockholders, Underlying (non-GAAP)	L	$520	$624	$603	$448	$313	($104)	(17%)	$207	66%	$1,747	$585	$1,162	199%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q21 Change								2021 Change
		3Q21	2Q21	1Q21	4Q20	3Q20	2Q21			3Q20			2021	2020	2020
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,659	$1,609	$1,659	$1,707	$1,791	$50		3.11%	($132)		(7.33%)	$4,927	$5,198	($271)		(5.20%)
Less: Noninterest expense (GAAP)	C	1,011	991	1,018	1,012	988	20		1.91	23		2.31	3,020	2,979	41		1.39
Operating leverage									1.20%			(9.64%)					(6.59%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,609	$1,659	$1,707	$1,791	$50		3.11%	($132)		(7.33%)	$4,927	$5,198	($271)		(5.20%)
Less: Noninterest expense, Underlying (non-GAAP)	D	988	980	998	970	957	8		0.78	31		3.26	2,966	2,896	70		2.45
Operating leverage, Underlying (non-GAAP)									2.33%			(10.59%)					(7.65%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	60.92%	61.63%	61.35%	59.28%	55.18%	(71)	bps		574	bps		61.30%	57.31%	399	bps
Efficiency ratio, Underlying (non-GAAP)	D/B	59.55	60.92	60.19	56.83	53.44	(137)	bps		611	bps		60.21	55.72	449	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	22.35%	21.96%	21.76%	20.16%	16.10%	39	bps		625	bps		22.01%	17.27%	474	bps
Effective income tax rate, Underlying (non-GAAP)	H/F	22.45	22.01	21.85	21.70	16.79	44	bps		566	bps		22.09	18.57	352	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$21,326	$20,833	$20,611	$20,547	$20,534	$493		2%	$792		4%	$20,926	$20,401	$525		3%
Return on average common equity	K/M	9.39%	11.85%	11.57%	8.20%	5.60%	(246)	bps		379	bps		10.91%	3.45%	746	bps
Return on average common equity, Underlying (non-GAAP)	L/M	9.70	12.02	11.85	8.66	6.05	(232)	bps		365	bps		11.17	3.83	734	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$21,326	$20,833	$20,611	$20,547	$20,534	$493		2%	$792		4%	$20,926	$20,401	$525		3%
Less: Average goodwill (GAAP)		7,055	7,050	7,050	7,050	7,050	5		—	5		—	7,052	7,049	3		—
Less: Average other intangibles (GAAP)		52	53	57	60	62	(1)		(2)	(10)		(16)	54	65	(11)		(17)
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	381	379	377	375	2		1	8		2	381	375	6		2
Average tangible common equity	N	$14,602	$14,111	$13,883	$13,814	$13,797	$491		3%	$805		6%	$14,201	$13,662	$539		4%
Return on average tangible common equity	K/N	13.71%	17.50%	17.17%	12.20%	8.33%	(379)	bps		538	bps		16.08%	5.15%	1,093	bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	14.17	17.74	17.59	12.89	9.00	(357)	bps		517	bps		16.46	5.71	1,075	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$186,108	$184,456	$182,569	$181,061	$177,675	$1,652		1%	$8,433		5%	$184,391	$174,892	$9,499		5%
Return on average total assets	I/O	1.13%	1.41%	1.36%	1.00%	0.70%	(28)	bps		43	bps		1.30%	0.46%	84	bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.16	1.43	1.39	1.05	0.76	(27)	bps		40	bps		1.33	0.50	83	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q21 Change								2021 Change
		3Q21	2Q21	1Q21	4Q20	3Q20	2Q21			3Q20			2021	2020	2020
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	P	$186,108	$184,456	$182,569	$181,061	$177,675	$1,652		1%	$8,433		5%	$184,391	$174,892	$9,499		5%
Less: Average goodwill (GAAP)		7,055	7,050	7,050	7,050	7,050	5		—	5		—	7,052	7,049	3		—
Less: Average other intangibles (GAAP)		52	53	57	60	62	(1)		(2)	(10)		(16)	54	65	(11)		(17)
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	381	379	377	375	2		1	8		2	381	375	6		2
Average tangible assets	Q	$179,384	$177,734	$175,841	$174,328	$170,938	$1,650		1%	$8,446		5%	$177,666	$168,153	$9,513		6%
Return on average total tangible assets	I/Q	1.17%	1.46%	1.41%	1.04%	0.73%	(29)	bps		44	bps		1.35%	0.48%	87	bps
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.21	1.48	1.44	1.10	0.79	(27)	bps		42	bps		1.38	0.52	86	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	R	426,199,576	426,083,143	425,930,159	427,209,831	427,073,084	116,433		—%	(873,508)		—%	426,199,576	427,073,084	(873,508)		—%
Common stockholders' equity (GAAP)		$21,409	$21,185	$20,688	$20,708	$20,504	$224		1	$905		4	$21,409	$20,504	$905		4
Less: Goodwill (GAAP)		7,065	7,050	7,050	7,050	7,050	15		—	15		—	7,065	7,050	15		—
Less: Other intangible assets (GAAP)		51	52	54	58	60	(1)		(2)	(9)		(15)	51	60	(9)		(15)
Add: Deferred tax liabilities related to goodwill (GAAP)		384	383	380	379	377	1		—	7		2	384	377	7		2
Tangible common equity	S	$14,677	$14,466	$13,964	$13,979	$13,771	$211		1%	$906		7%	$14,677	$13,771	$906		7%
Tangible book value per common share	S/R	$34.44	$33.95	$32.79	$32.72	$32.24	$0.49		1%	$2.20		7%	$34.44	$32.24	$2.20		7%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	T	426,086,717	425,948,706	425,953,716	427,074,822	426,846,096	138,011		—%	(759,379)		—%	425,996,867	427,058,412	(1,061,545)		—%
Average common shares outstanding - diluted (GAAP)	U	427,840,964	427,561,572	427,880,530	428,881,252	427,992,349	279,392		—	(151,385)		—	427,679,885	428,142,358	(462,473)		—
Net income per average common share - basic (GAAP)	K/T	$1.18	$1.45	$1.38	$0.99	$0.68	($0.27)		(19)	$0.50		74	$4.01	$1.23	$2.78		226
Net income per average common share - diluted (GAAP)	K/U	1.18	1.44	1.37	0.99	0.68	(0.26)		(18)	0.50		74	3.99	1.23	2.76		224
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.22	1.47	1.41	1.05	0.73	(0.25)		(17)	0.49		67	4.10	1.37	2.73		199
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.22	1.46	1.41	1.04	0.73	(0.24)		(16)	0.49		67	4.09	1.37	2.72		199
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	V	$0.39	$0.39	$0.39	$0.39	$0.39	$—		—%	$—		—%	$1.17	$1.17	$—		—%
Dividend payout ratio	V/(K/T)	33%	27%	28%	39%	58%	615 bps			(2,457) bps			29%	95%	(6,575) bps
Dividend payout ratio, Underlying (non-GAAP)	V/(L/T)	32	27	28	37	53	500 bps			(2,130) bps			29	85	(5,648) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q21 Change						2021 Change
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20		2021	2020	2020
						$	%	$	%			$/bps	%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$509	$524	$548	$537	$524	($15)	(3%)	($15)	(3%)	$1,581	$1,586	($5)	—%
Less: Notable items	(13)	—	—	18	13	(13)	(100)	(26)	(200)	(13)	27	(40)	(148)
Salaries and employee benefits, Underlying (non-GAAP)	$522	$524	$548	$519	$511	($2)	—%	$11	2%	$1,594	$1,559	$35	2%
Equipment and software, Underlying:
Equipment and software (GAAP)	$157	$155	$152	$141	$149	$2	1%	$8	5%	$464	$424	$40	9%
Less: Notable items	7	4	4	1	1	3	75	6	NM	15	2	13	NM
Equipment and software, Underlying (non-GAAP)	$150	$151	$148	$140	$148	($1)	(1%)	$2	1%	$449	$422	$27	6%
Outside services, Underlying:
Outside services (GAAP)	$144	$137	$139	$148	$139	$7	5%	$5	4%	$420	$405	$15	4%
Less: Notable items	12	4	7	17	16	8	200	(4)	(25)	23	46	(23)	(50)
Outside services, Underlying (non-GAAP)	$132	$133	$132	$131	$123	($1)	(1%)	$9	7%	$397	$359	$38	11%
Occupancy, Underlying:
Occupancy (GAAP)	$77	$82	$88	$84	$81	($5)	(6%)	($4)	(5%)	$247	$247	$—	—%
Less: Notable items	1	3	9	6	1	(2)	(67)	—	—	13	8	5	63
Occupancy, Underlying (non-GAAP)	$76	$79	$79	$78	$80	($3)	(4%)	($4)	(5%)	$234	$239	($5)	(2%)
Other operating expense, Underlying:
Other operating expense (GAAP)	$124	$93	$91	$102	$95	$31	33%	$29	31%	$308	$317	($9)	(3%)
Less: Notable items	16	—	—	—	—	16	100	16	100	16	—	16	100
Other operating expense, Underlying (non-GAAP)	$108	$93	$91	$102	$95	$15	16%	$13	14%	$292	$317	($25)	(8%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		THIRD QUARTER 2021				SECOND QUARTER 2021				FIRST QUARTER 2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$336	$274	($80)	$530	$286	$265	$97	$648	$302	$211	$98	$611
Less: Preferred stock dividends		—	—	26	26	—	—	32	32	—	—	23	23
Net income (loss) available to common stockholders	B	$336	$274	($106)	$504	$286	$265	$65	$616	$302	$211	$75	$588
Return on average total tangible assets:
Average total assets (GAAP)		$75,070	$56,702	$54,336	$186,108	$75,600	$57,527	$51,329	$184,456	$75,283	$57,738	$49,548	$182,569
Less: Average goodwill (GAAP)		122	57	6,876	7,055	122	52	6,876	7,050	122	52	6,876	7,050
Average other intangibles (GAAP)		34	5	13	52	35	4	14	53	37	5	15	57
Add: Average deferred tax liabilities related to goodwill (GAAP)		4	2	377	383	4	1	376	381	3	1	375	379
Average tangible assets	C	$74,918	$56,642	$47,824	$179,384	$75,447	$57,472	$44,815	$177,734	$75,127	$57,682	$43,032	$175,841
Return on average total tangible assets	A/C	1.78%	1.92%	NM	1.17%	1.52%	1.85%	NM	1.46%	1.63%	1.48%	NM	1.41%
Efficiency ratio:
Noninterest expense (GAAP)	D	$749	$226	$36	$1,011	$751	$226	$14	$991	$750	$227	$41	$1,018
Net interest income (GAAP)		919	428	(202)	1,145	897	419	(192)	1,124	863	421	(167)	1,117
Noninterest income (GAAP)		315	168	31	514	283	178	24	485	351	170	21	542
Total revenue (GAAP)	E	$1,234	$596	($171)	$1,659	$1,180	$597	($168)	$1,609	$1,214	$591	($146)	$1,659
Efficiency ratio	D/E	60.73%	38.02%	NM	60.92%	63.62%	37.86%	NM	61.63%	61.79%	38.33%	NM	61.35%

		FOURTH QUARTER 2020				THIRD QUARTER 2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$322	$221	($87)	$456	$407	$153	($246)	$314
Less: Preferred stock dividends		—	—	32	32	—	—	25	25
Net income (loss) available to common stockholders	B	$322	$221	($119)	$424	$407	$153	($271)	$289
Return on average total tangible assets:
Average total assets (GAAP)		$74,392	$58,212	$48,457	$181,061	$73,605	$60,889	$43,181	$177,675
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	52	6,876	7,050
Average other intangibles (GAAP)		39	5	16	60	40	5	17	62
Add: Average deferred tax liabilities related to goodwill (GAAP)		3	1	373	377	2	1	372	375
Average tangible assets	C	$74,234	$58,156	$41,938	$174,328	$73,445	$60,833	$36,660	$170,938
Return on average total tangible assets	A/C	1.72%	1.51%	NM	1.04%	2.21%	1.01%	NM	0.73%
Efficiency ratio:
Noninterest expense (GAAP)	D	$749	$216	$47	$1,012	$742	$210	$36	$988
Net interest income (GAAP)		859	438	(168)	1,129	845	421	(129)	1,137
Noninterest income (GAAP)		375	182	21	578	495	144	15	654
Total revenue (GAAP)	E	$1,234	$620	($147)	$1,707	$1,340	$565	($114)	$1,791
Efficiency ratio	D/E	60.75%	34.94%	NM	59.28%	55.35%	37.03%	NM	55.18%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
		2021				2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$924	$750	$115	$1,789	$963	$553	($915)	$601
Less: Preferred stock dividends		—	—	81	81	—	—	75	75
Net income (loss) available to common stockholders	B	$924	$750	$34	$1,708	$963	$553	($990)	$526
Return on average total tangible assets:
Average total assets (GAAP)		$75,317	$57,318	$51,756	$184,391	$71,227	$61,722	$41,943	$174,892
Less: Average goodwill (GAAP)		122	54	6,876	7,052	122	51	6,876	7,049
Average other intangibles (GAAP)		35	5	14	54	42	6	17	65
Add: Average deferred tax liabilities related to goodwill (GAAP)		4	1	376	381	2	1	372	375
Average tangible assets	C	$75,164	$57,260	$45,242	$177,666	$71,065	$61,666	$35,422	$168,153
Return on average total tangible assets	A/C	1.64%	1.75%	NM	1.35%	1.81%	1.20%	NM	0.48%
Efficiency ratio:
Noninterest expense (GAAP)	D	$2,250	$679	$91	$3,020	$2,215	$644	$120	$2,979
Net interest income (GAAP)		2,679	1,268	(561)	3,386	2,452	1,205	(200)	3,457
Noninterest income (GAAP)		949	516	76	1,541	1,280	413	48	1,741
Total revenue (GAAP)	E	$3,628	$1,784	($485)	$4,927	$3,732	$1,618	($152)	$5,198
Efficiency ratio	D/E	62.02%	38.07%	NM	61.30%	59.34%	39.77%	NM	57.31%